UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2018

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33366	20-5913059
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 1900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Cheniere Energy Partners, L.P. (the “Partnership”) is filing this Current Report on Form 8-K to present certain information included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Form 10-K”), originally filed with the SEC on February 21, 2018, to: (1) include condensed consolidating financial information for the Partnership, pursuant to Rule 3-10 of Regulation S-X, (2) include financial statements for certain of the Partnership’s affiliates whose securities collateralize the Partnership’s $1.5 billion of 5.250% Senior Notes due 2025 (the “CQP Affiliates”), pursuant to Rule 3-16 of Regulation S-X, and (3) reflect the Partnership’s retrospective adoption of ASU 2014-09, Revenue from Contracts with Customers (Topic 606), and subsequent amendments thereto (“ASC 606”).

In connection with the requirements of Rules 3-10 and 3-16 of Regulation S-X, the Partnership has recast the audited consolidated financial statements included in “Item 8. Financial Statements and Supplementary Data” in its 2017 Form 10-K to include Note 20, Supplemental Guarantor Information, and added financial statements of certain CQP Affiliates in “Item 15. Exhibits and Financial Statement Schedules,” sub-Item (c) of the 2017 Form 10-K.

In addition, “Item 8. Financial Statements and Supplementary Data” of the Partnership’s 2017 Form 10-K has been recast to reflect the retrospective adoption of ASC 606 in its historical financial statements. ASC 606 provides a single, comprehensive revenue recognition model which replaces and supersedes most existing revenue recognition guidance and requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The standard requires that the costs to obtain and fulfill contracts with customers should be recognized as assets and amortized to match the pattern of transfer of goods or services to the customer if expected to be recoverable. The standard also requires enhanced disclosures.

The recast items of the Partnership’s 2017 Form 10-K are filed as Exhibit 99.1 to this report and are incorporated herein by reference. All other information provided in the 2017 Form 10-K remains unchanged and this report does not modify or update the disclosures in the 2017 Form 10-K in any way other than as described above. The recast historical financial statements did not impact the Partnership’s previously reported financial statements in any prior period nor did it result in a cumulative adjustment to retained earnings. This report does not reflect events occurring after the original filing of the 2017 Form 10-K and should be read in conjunction with other information that the Partnership has filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description

23.1*	Consent of KPMG LLP
99.1*
Updates to Annual Report on Form 10-K for the year ended December 31, 2017, including Part I. Item 8. Financial Statements and Supplementary Data to include recast audited consolidated financial statements of the Partnership as of December 31, 2017 and 2016, and for the three years ended December 31, 2017, including the notes thereto and the report of the independent registered public accounting firm thereon, and the addition of Part IV. Item 15. Exhibits and Financial Statement Schedules, sub-Item (c) to include financial statements of certain CQP Affiliates pursuant to Rule 3-16 of Regulation S-X

101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.
		By:	Cheniere Energy Partners GP, LLC,
its general partner

Date:	June 15, 2018	By:	/s/ Michael J. Wortley
		Name:	Michael J. Wortley
		Title:	Executive Vice President and
Chief Financial Officer